EXHIBIT 99.1

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

In connection with this Annual Report of Marvin’s Place, Inc. ("Marvins") on Form 10-KSB for the year ending December 31, 2007 as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Chong Kim, Chief Executive Officer and Principal Financial Officer of Marvins, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Marvins as of and for the periods presented in the Report.

Date: April 14, 2008

/s/ Chong Kim

Chong Kim

Chief Executive Officer

Date: April 14, 2008

/s/ Chong Kim

Chong Kim

Principal Financial Officer